Exhibit 99.1

FOR FURTHER INFORMATION:	Dennis Barber, investors	(713) 497-3042
www.reliant.com	Pat Hammond, media	(713) 497-7723

FOR IMMEDIATE RELEASE:	March 2, 2009
Reliant Energy Reports 2008 Results
▪	Current liquidity of $2.0 billion with over $1.5 billion of cash

▪	Announced sale of Texas retail business – outlook updated to exclude retail

▪	Board of Directors continuing review of strategic alternatives to enhance stockholder value
HOUSTON – Reliant Energy, Inc. reported open EBITDA was $496 million for 2008, compared to $956 million for 2007. The decline was primarily due to lower retail contribution margin resulting from extraordinary market conditions in ERCOT in the second quarter combined with the financial impact of Hurricane Ike in the third quarter. Adjusted EBITDA was $835 million for 2008, compared to $882 million for 2007. Improvements in wholesale hedges and gains on sales of assets and emission and exchange allowances partially offset the decline in retail contribution margin. Free cash flow provided by continuing operations was $40 million for 2008, compared to $241 million for the same period in 2007. Lower retail contribution margin and higher environmental capital expenditures related to the installation of scrubbers at two generating stations are the primary drivers for the reduction in free cash flow.
Reliant Energy, Inc. reported open EBITDA of $94 million for the fourth quarter of 2008, compared to $203 million for the fourth quarter of 2007. The decline was primarily due to lower wholesale contribution margin primarily related to lower commodity prices and lower retail contribution margin. Adjusted EBITDA, which includes the effect of wholesale hedges and gains on sales of assets and emission and exchange allowances, was $220 million for the fourth quarter of 2008, compared to $193 million for the fourth quarter of 2007. Gains on sales of assets and an improvement in wholesale hedges were partially offset by the decline in contribution margins mentioned above.
The loss from continuing operations before income taxes for 2008 was $873 million, compared to income of $493 million for 2007. The 2008 GAAP results include net unrealized losses from energy derivatives of $743 million, a $37 million charge for western states litigation and similar settlements, credit-enhanced retail structure unwind costs of $66 million and a goodwill impairment charge of $305 million. The reported numbers for 2007 include net unrealized gains from energy derivatives of $445 million, a $22 million charge for western states litigation and similar settlements and a $73 million charge for debt extinguishments. Operating cash flow from continuing operations was $173 million for 2008, compared to $755 million for 2007.
The loss from continuing operations before income taxes for the fourth quarter of 2008 was $455 million, compared to income of $313 million for the fourth quarter of 2007. The 2008 GAAP results include net unrealized losses from energy derivatives of $177 million, credit-enhanced retail structure unwind costs of $61 million and a goodwill impairment charge of $305 million. The reported numbers for 2007 include net unrealized gains from energy derivatives of $277 million.

OUTLOOK
Reliant Energy’s outlook is based on forward commodity prices as of January 23, 2009 and excludes the retail energy segment contribution margin due to its announced sale. As previously announced, the Board of Directors is continuing a review of strategic alternatives to enhance stockholder value.
The outlook for open EBITDA is $358 million and $531 million for the years ending December 31, 2009 and 2010, respectively. The outlook for adjusted EBITDA, which includes the impact of wholesale hedges and gains on sales of assets and emission and exchange allowances, net is $292 million and $529 million for the same periods. The outlook for free cash flow provided by (used in) continuing operations is ($114) million and $200 million for the years ending December 31, 2009 and 2010, respectively.
Open EBITDA Reconciliation

($ millions)	2007A	2008A	2009E1	2010E1
Income (loss) from continuing operations before income taxes	$493	$(873)	$(178)	$24
Unrealized (gains) losses on energy derivatives	(445)	743	(28)	18
Western states litigation and similar settlements	22	37	—	—
Credit-enhanced retail structure unwind costs	—	66	—	—
Goodwill impairment	—	305	—	—
Debt extinguishments	73	1	—	—
Depreciation and amortization	424	337	313	314
Interest expense, net	315	219	185	173

Adjusted EBITDA	$882	$835	$292	$529
Wholesale hedges	100	(239)	66	2
Sale of Northeast C&I derivative liability	—	56	—	—
Gains on sales of assets and emission and exchange allowances, net	(26)	(156)	—	—

Open EBITDA	$956	$496	$358	$531

1.	Excludes retail energy segment.

Free Cash Flow from Continuing Operations Reconciliation

($ millions)	2007A	2008A	2009E1	2010E1
Operating cash flow from continuing operations	$755	$173	$281	$350
Western states litigation and similar settlements payments	57	34	—	—
Credit-enhanced retail structure unwind costs	—	66	—	—
Change in margin deposits, net	(297)	96	(145)	(18)

Adjusted cash flow provided by continuing operations	$515	$369	$136	$332
Maintenance capital expenditures	(85)	(87)	(50)	(68)
Environmental capital expenditures and capitalized interest[2]	(104)	(223)	(153)	(27)
Emission and exchange allowances activity, net	(85)	(19)	(47)	(37)

Free cash flow provided by (used in) continuing operations	$241	$40	$(114)	$200

1.	Excludes retail energy segment.

2.	Estimate represents the low end of the range.
NON-GAAP FINANCIAL MEASURES
This press release and the attached financial tables include the following non-GAAP financial measures:
Retail gross margin
Retail contribution margin
Open energy gross margin
Open wholesale gross margin
Open wholesale contribution margin
EBITDA
Adjusted EBITDA
Open EBITDA
Adjusted cash flow provided by continuing operations
Free cash flow provided by continuing operations
Gross debt
A reconciliation of these financial measures and the most directly comparable GAAP measures is included above or in the attached financial tables. Additional information regarding these measures, including a discussion of their usefulness and purpose, is included in the Form 8-K furnished along with this press release. Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis, but could be material to future reported earnings and cash flows.
WEBCAST OF EARNINGS CONFERENCE CALL
Reliant Energy has scheduled its fourth quarter 2008 earnings conference call for Monday, March 2, 2009, at 8:00 a.m. CT.  Interested parties may listen to a live audio broadcast of the conference call at www.reliant.com in the investors section.  A replay of the call can be accessed approximately two hours after the completion of the call.  A copy of the presentation accompanying the call is also available at this Website address.

Reliant Energy, Inc. (NYSE:RRI) based in Houston, provides electricity and energy services to retail and wholesale customers in the United States. The company provides service to approximately 1.8 million retail electricity customers primarily in Texas, including residential and small business customers. Reliant also serves commercial, industrial, governmental and institutional customers in Texas and Illinois.
The company is one of the largest independent power producers in the nation with more than 14,000 megawatts of power generation capacity across the United States. These strategically located generating assets use natural gas, fuel oil and coal. For more information, visit http://www.reliant.com. Reliant Energy, Inc. routinely posts all important information on its web site.
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that contain projections, estimates or assumptions about the outcome of pending legal actions, our revenues, income, capital structure and other financial items, and our plans and objectives for future operations or about our future economic performance, transactions and dispositions, financings or offerings and approvals related thereto. In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words. However, the absence of these words does not mean that the statements are not forward-looking.
Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including, but not limited to, ongoing negotiations with Merrill Lynch, outcome of strategic alternatives review, regulatory approvals for the sale of our Texas retail business, legislative, regulatory and/or market developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
###

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(Unaudited)
	(thousands of dollars, except per share amounts)

Revenues:
Revenues (including $16,169, $20,665, $3,039 and $31,592 unrealized gains) (including $0, $87,278, $253,001 and $127,083 from affiliates)	$2,576,145	$2,653,016	$12,553,210	$11,208,724

Expenses:
Cost of sales (including $(193,114), $255,585, $(745,685) and $413,028 unrealized gains (losses)) (including $28, $67,336, $201,392 and $105,118 from affiliates)	2,351,375	1,898,670	11,411,289	8,656,827
Operation and maintenance	197,544	209,002	841,432	883,083
Selling, general and administrative (including $60,858, $0, $65,858 and $0 credit-enhanced retail structure unwind costs)	160,684	82,051	436,618	372,528
Western states litigation and similar settlements	—	—	37,467	22,000
Gains on sales of assets and emission and exchange allowances, net	(116,116)	(7,203)	(155,600)	(25,699)
Wholesale energy goodwill impairment	304,859	—	304,859	—
Depreciation and amortization	74,934	100,411	336,531	424,432

Total operating expense	2,973,280	2,282,931	13,212,596	10,333,171

Operating Income (Loss)	(397,135)	370,085	(659,386)	875,553

Other Income (Expense):
Income (loss) of equity investment, net	(1,402)	611	1,198	4,686
Debt extinguishments	—	(190)	(1,017)	(72,779)
Other, net	108	(2,080)	4,727	4
Interest expense	(58,671)	(65,919)	(247,486)	(349,199)
Interest income	2,310	10,360	28,820	34,833

Total other expense	(57,655)	(57,218)	(213,758)	(382,455)

Income (Loss) from Continuing Operations Before Income Taxes	(454,790)	312,867	(873,144)	493,098
Income tax expense (benefit)	(14,733)	94,087	(125,032)	135,115

Income (Loss) from Continuing Operations	(440,057)	218,780	(748,112)	357,983
Income from discontinued operations	2,402	8,186	8,437	7,124

Net Income (Loss)	$(437,655)	$226,966	$(739,675)	$365,107

Basic Earnings Per Share:
Income (loss) from continuing operations	$(1.26)	$0.64	$(2.15)	$1.05
Income from discontinued operations	0.01	0.02	0.02	0.02

Net income (loss)	$(1.25)	$0.66	$(2.13)	$1.07

Diluted Earnings Per Share:
Income (loss) from continuing operations	$(1.26)	$0.62	$(2.15)	$1.01
Income from discontinued operations	0.01	0.02	0.02	0.03

Net income (loss)	$(1.25)	$0.64	$(2.13)	$1.04

Weighted Average Common Shares Outstanding (in thousands):
— Basic	350,020	344,540	347,823	342,467
— Diluted	350,020	354,163	347,823	352,791
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
Results of Operations by Segment — Adjusted and Open
(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2008		2007	Change	2008		2007	Change
	(millions of dollars)
Wholesale Energy:
Revenues	$541		$832	$(291)	$3,598		$3,430	$168
Cost of sales	332		472	(140)	2,129		2,268	(139)
Wholesale hedges	(66)		17	(83)	(239)		100	(339)
Unrealized (gains) losses on energy derivatives	75		(87)	162	17		(7)	24

Open wholesale gross margin	218		290	(72)	1,247		1,255	(8)

Operation and maintenance	139		150	(11)	591		639	(48)
Bad debt expense	—		1	(1)	1		(1)	2

Open wholesale contribution margin	79		139	(60)	655		617	38

Wholesale hedges	66		(17)	83	239		(100)	339
Unrealized gains (losses) on energy derivatives	(75)		87	(162)	(17)		7	(24)

Contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (1)	70		209	(139)	877		524	353

Retail Energy:
Revenues	$2,036		$1,870	$166	$9,159		$8,173	$986
Cost of sales	2,022		1,476	546	9,490		6,783	2,707
Unrealized (gains) losses on energy derivatives	102		(190)	292	726		(438)	1,164
Sale of Northeast C&I derivative liability	56		—	56	56		—	56

Retail gross margin	172		204	(32)	451		952	(501)

Operation and maintenance	57		59	(2)	247		245	2
Selling and marketing	38		30	8	157		124	33
Bad debt expense	10		11	(1)	54		79	(25)

Retail contribution margin	67		104	(37)	(7)		504	(511)

Unrealized gains (losses) on energy derivatives	(102)		190	(292)	(726)		438	(1,164)
Sale of Northeast C&I derivative liability	(56)		—	(56)	(56)		—	(56)

Contribution margin, including unrealized gains/losses on energy derivatives and sale of Northeast C&I derivative liability (1)	(91)		294	(385)	(789)		942	(1,731)

Other Operations:
Revenues	$5		$3	$2	$16		$13	$3
Cost of sales	—		—	—	—		—	—
Operation and maintenance	2		1	1	9		6	3

Other operations contribution margin (1)	3		2	1	7		7	—

Eliminations:
Revenues	$(6)		$(52)	$46	$(220)		$(407)	$187
Cost of sales	(3)		(49)	46	(208)		(394)	186
Operation and maintenance	(1)		(2)	1	(6)		(7)	1

Total	(2)		(1)	(1)	(6)		(6)	—

Consolidated:
Open wholesale contribution margin	$79		$139	$(60)	$655		$617	$38
Retail contribution margin	67		104	(37)	(7)		504	(511)
Other operations contribution margin	3		2	1	7		7	—
Eliminations	(2)		(1)	(1)	(6)		(6)	—

Total	147		244	(97)	649		1,122	(473)

Adjusted other general and administrative	(52	) (2)	(40)	(12)	(159	) (2)	(171)	12
Income (loss) of equity investment, net	(2)		1	(3)	1		5	(4)
Other, net	1		(2)	3	5		—	5

Open EBITDA	94		203	(109)	496		956	(460)

Wholesale hedges	66		(17)	83	239		(100)	339
Sale of Northeast C&I derivative liability	(56)		—	(56)	(56)		—	(56)
Gains on sales of assets and emission and exchange allowances, net	116		7	109	156		26	130

Adjusted EBITDA	220		193	27	835		882	(47)

Unrealized gains (losses) on energy derivatives	(177)		277	(454)	(743)		445	(1,188)
Western states litigation and similar settlements	—		—	—	(37)		(22)	(15)
Credit-enhanced retail structure unwind costs	(61)		—	(61)	(66	) (3)	—	(66)
Wholesale energy goodwill impairment	(305)		—	(305)	(305)		—	(305)
Debt extinguishments	—		(1)	1	(1)		(73)	72

EBITDA	(323)		469	(792)	(317)		1,232	(1,549)

Depreciation and amortization	(75)		(100)	25	(337)		(424)	87
Interest expense	(59)		(66)	7	(248)		(349)	101
Interest income	2		10	(8)	29		34	(5)

Income (loss) from continuing operations before income taxes	$(455)		$313	$(768)	$(873)		$493	$(1,366)

(1)	Segment profit and loss measure.

(2)	Adjusted other general and administrative expense excludes costs related to the unwind of the credit-enhanced retail structure of $61 million and $66 million for the three and twelve months, respectively, ended December 31, 2008.

(3)	Includes $5 million recorded during the third quarter of 2008.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
Consolidated Balance Sheets

	December 31, 2008	December 31, 2007
	(thousands of dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$1,109,141	$754,962
Restricted cash	2,721	3,251
Accounts and notes receivable, principally customer, net of allowance of $34,843 and $36,724	1,120,644	1,082,746
Inventory	315,001	285,408
Derivative assets	1,171,189	663,049
Margin deposits	235,153	139,834
Accumulated deferred income taxes	246,233	114,559
Investment in and receivables from Channelview, net	58,703	83,253
Prepayments and other current assets	102,610	104,314
Current assets of discontinued operations	—	2,133

Total current assets	4,361,395	3,233,509

Property, plant and equipment, gross	6,696,932	6,852,170
Accumulated depreciation	(1,820,342)	(1,629,953)

Property, Plant and Equipment, net	4,876,590	5,222,217

Other Assets:
Goodwill, net	52,631	379,644
Other intangibles, net	387,271	405,338
Derivative assets	402,457	376,535
Prepaid lease	273,374	270,133
Accumulated deferred income taxes	98,461	70,410
Other ($29,012 and $29,016 accounted for at fair value)	182,974	234,014

Total other assets	1,397,168	1,736,074

Total Assets	$10,635,153	$10,191,800

LIABILITIES AND EQUITY

Current Liabilities:
Current portion of long-term debt and short-term borrowings	$12,517	$52,546
Accounts payable, principally trade	636,932	687,046
Derivative liabilities	1,838,971	885,346
Margin deposits	—	250
Other	453,806	426,839
Current liabilities of discontinued operations	2,952	—

Total current liabilities	2,945,178	2,052,027

Other Liabilities:
Derivative liabilities	752,442	473,516
Other	275,899	278,641
Long-term liabilities of discontinued operations	3,542	3,542

Total other liabilities	1,031,883	755,699

Long-term Debt	2,871,444	2,902,346
Commitments and Contingencies
Temporary Equity Stock-based Compensation	9,004	4,694
Stockholders’ Equity:
Preferred stock; par value $0.001 per share (125,000,000 shares authorized; none outstanding)	—	—
Common stock; par value $0.001 per share (2,000,000,000 shares authorized; 349,812,537 and 344,579,508 issued)	111	106
Additional paid-in capital	6,238,639	6,215,512
Accumulated deficit	(2,375,201)	(1,635,526)
Accumulated other comprehensive loss	(85,905)	(103,058)

Total stockholders’ equity	3,777,644	4,477,034

Total Liabilities and Equity	$10,635,153	$10,191,800

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Twelve Months Ended December 31,
	2008	2007
	(thousands of dollars)
Cash Flows from Operating Activities:
Net income (loss)	$(739,675)	$365,107
Income from discontinued operations	(8,437)	(7,124)

Net income (loss) from continuing operations	(748,112)	357,983
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided by Operating Activities:
Depreciation and amortization	336,531	424,432
Deferred income taxes	(171,540)	118,631
Net changes in energy derivatives	836,867	(393,453)
Amortization of deferred financing costs	8,239	50,294
Gains on sales of assets and emission and exchange allowances, net	(155,600)	(25,699)
Debt extinguishments	1,017	72,779
Income of equity investment, net	(1,198)	(4,686)
Western states litigation and similar settlements	3,467	—
Wholesale energy goodwill impairment	304,859	—
Other, net	(7,083)	12,703
Changes in other assets and liabilities:
Accounts and notes receivable, net	(52,631)	(25,731)
Change in notes, receivables and payables with affiliates, net	3,687	(13,078)
Inventory	(31,864)	(21,863)
Margin deposits, net	(95,569)	296,531
Net derivative assets and liabilities	(31,700)	(31,088)
Western states litigation and similar settlements payments	—	(35,000)
Accounts payable	(62,419)	46,194
Other current assets	2,985	12,306
Other assets	10,625	(17,953)
Taxes payable/receivable	17,590	(10,975)
Other current liabilities	8,185	(45,713)
Other liabilities	(3,502)	(11,597)

Net cash provided by continuing operations from operating activities	172,834	755,017
Net cash provided by discontinued operations from operating activities	9,861	6,726

Net cash provided by operating activities	182,695	761,743

Cash Flows from Investing Activities:
Capital expenditures	(310,462)	(188,856)
Proceeds from sales of assets, net	538,533	82,075
Proceeds from sales of emission and exchange allowances	42,458	6,815
Purchases of emission allowances	(60,986)	(91,923)
Restricted cash	530	6,674
Other, net	6,562	6,045

Net cash provided by (used in) continuing operations from investing activities	216,635	(179,170)
Net cash provided by discontinued operations from investing activities	—	520

Net cash provided by (used in) investing activities	216,635	(178,650)

Cash Flows from Financing Activities:
Payments of long-term debt	(57,704)	(1,535,887)
Proceeds from long-term debt	—	1,300,000
Increase in short-term borrowings and revolving credit facilities, net	—	6,554
Payments of financing costs	—	(31,245)
Payments of debt extinguishments	(1,017)	(72,779)
Proceeds from issuances of stock	13,570	41,317

Net cash used in financing activities	(45,151)	(292,040)

Net Change in Cash and Cash Equivalents	354,179	291,053
Cash and Cash Equivalents at Beginning of Period	754,962	463,909

Cash and Cash Equivalents at End of Period	$1,109,141	$754,962

Free Cash Flow Reconciliation
(Unaudited)

	Twelve Months Ended December 31,
	2008	2007
	(millions of dollars)

Operating cash flow from continuing operations	$173	$755
Western states litigation and similar settlements payments	34	57
Credit-enhanced retail structure unwind costs	66	—
Change in margin deposits, net	96	(297)

Adjusted cash flow provided by continuing operations	369	515

Capital expenditures	(310)	(189)
Proceeds from sales of emission and exchange allowances	42	7
Purchases of emission allowances	(61)	(92)

Free cash flow provided by continuing operations	$40	$241

Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
Wholesale Energy Data
(Unaudited)

	Three Months Ended December 31,				Twelve Months Ended December 31,
	2008		2007		2008		2007
	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)	GWh	% Economic (1)
Economic Generation (2) (3):
PJM Coal	5,185.6	70%	5,785.3	78%	21,288.3	73%	23,886.2	82%
MISO Coal	1,502.5	54%	1,811.9	65%	5,848.4	53%	7,998.3	73%
PJM/MISO Gas	183.5	2%	395.1	5%	1,362.4	4%	1,584.2	5%
West	601.0	10%	501.0	7%	2,553.9	10%	3,711.8	13%
Other	4.1	0%	30.5	3%	74.5	1%	3,802.2	48%

Total	7,476.7	28%	8,523.8	33%	31,127.5	30%	40,982.7	39%

Commercial Capacity Factor (4):
PJM Coal	88.2%		85.1%		86.6%		82.4%
MISO Coal	88.1%		80.5%		85.3%		69.0%
PJM/MISO Gas	89.4%		92.5%		90.6%		91.2%
West	93.0%		90.2%		93.7%		95.5%
Other	100.0%		97.0%		82.7%		91.9%

Total	88.6%		84.8%		87.1%		82.2%

	GWh		GWh		GWh		GWh

Generation (3):
PJM Coal	4,573.4		4,924.5		18,437.8		19,677.1
MISO Coal	1,323.5		1,458.9		4,988.1		5,518.0
PJM/MISO Gas	164.1		365.3		1,234.8		1,444.0
West	559.2		452.0		2,393.2		3,543.9
Other	4.1		29.6		61.6		3,493.6

Total	6,624.3		7,230.3		27,115.5		33,676.6

Open Energy Unit Margin ($/MWh) (5):
PJM Coal	$19.46		$30.46		$32.98		$31.36
MISO Coal	12.84		29.47		22.25		29.18
PJM/MISO Gas	12.19		32.85		34.01		34.63
West	NM (6)		NM (6)		NM (6)		5.64
Other	NM (6)		33.78		16.23		6.87

Weighted average total	$16.30		$27.94		$28.07		$25.89

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2008	2007	Change	2008	2007	Change
	(in millions)			(in millions)
Open energy gross margin (7):
PJM Coal	$89	$150	$(61)	$608	$617	$(9)
MISO Coal	17	43	(26)	111	161	(50)
PJM/MISO Gas	2	12	(10)	42	50	(8)
West	—	(4)	4	(1)	20	(21)
Other	—	1	(1)	1	24	(23)

Total	108	202	(94)	761	872	(111)

Other margin (8):
PJM Coal	36	14	22	120	56	64
MISO Coal	1	3	(2)	19	14	5
PJM/MISO Gas	39	30	9	145	109	36
West	28	34	(6)	167	141	26
Other	6	7	(1)	35	63	(28)

Total	110	88	22	486	383	103

Open wholesale gross margin	218	290	(72)	1,247	1,255	(8)

Operation and maintenance	(139)	(150)	11	(591)	(639)	48
Bad debt expense	—	(1)	1	(1)	1	(2)

Open wholesale contribution margin	79	139	(60)	655	617	38

Wholesale hedges
Power	(17)	(47)	30	(70)	(206)	136
Fuel	81	19	62	272	40	232
Tolling/Other	2	11	(9)	37	66	(29)

Total wholesale hedges	66	(17)	83	239	(100)	339

Unrealized gains (losses) on energy derivatives	(75)	87	(162)	(17)	7	(24)

Total wholesale energy contribution margin, including wholesale hedges and unrealized gains/losses on energy derivatives (9)	$70	$209	$(139)	$877	$524	$353

(1)	Represents economic generation (hours) divided by maximum generation hours (maximum plant capacity multiplied by 8,760 hours).

(2)	Estimated generation at 100% plant availability based on an hourly analysis of when it is economical to generate based on the price of power, fuel, emission allowances and variable operating costs.

(3)	Excludes generation related to power purchase agreements, including tolling agreements.

(4)	Generation divided by economic generation.

(5)	Represents open energy gross margin divided by generation.

(6)	NM is not meaningful.

(7)	Open energy gross margin is calculated using the power sales prices received by the plants less delivered spot fuel prices.

This figure excludes the effects of other margin, our wholesale hedges and unrealized gains/losses on energy derivatives.

(8)	Other margin represents power purchase agreements, capacity payments, ancillary services revenues and selective commercial hedge strategies.

(9)	Wholesale energy segment profit and loss measure.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
PJM Coal and MISO Coal
(Unaudited)

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Cheswick	580	10.0	673.1	749.8	93.6%	97.7%	630.2	732.6
Conemaugh (2)	280	9.4	583.8	604.5	60.4%	94.6%	352.6	572.0
Elrama	460	11.3	204.9	588.1	67.4%	70.4%	138.1	414.1
Keystone (2)	282	9.5	597.5	597.6	97.3%	84.8%	581.5	507.0
Portland	401	9.8	696.9	668.4	88.9%	90.9%	619.5	607.4
Seward	521	9.6	1,116.0	1,110.0	99.8%	97.1%	1,113.6	1,078.0
Shawville (2)	597	10.3	965.0	1,075.2	86.9%	64.2%	838.2	690.6
Titus	243	10.8	348.4	391.7	86.0%	82.4%	299.7	322.8

PJM Coal Total	3,364		5,185.6	5,785.3	88.2%	85.1%	4,573.4	4,924.5

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Avon Lake	721	9.3	864.2	1,037.7	93.9%	85.1%	811.1	882.6
New Castle	328	10.6	331.3	414.2	95.6%	89.6%	316.7	371.2
Niles	216	10.5	307.0	360.0	63.7%	57.0%	195.7	205.1

MISO Coal Total	1,265		1,502.5	1,811.9	88.1%	80.5%	1,323.5	1,458.9

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Cheswick	580	10.0	2,602.6	3,537.9	94.0%	82.2%	2,446.1	2,906.7
Conemaugh (2)	280	9.4	2,311.6	2,397.9	81.7%	88.9%	1,888.2	2,130.9
Elrama	460	11.3	1,400.3	2,882.9	81.8%	68.5%	1,145.2	1,976.0
Keystone (2)	282	9.5	2,408.0	2,386.2	97.9%	85.8%	2,357.7	2,046.5
Portland	401	9.8	2,708.6	2,713.7	79.6%	82.8%	2,156.1	2,247.8
Seward	521	9.6	4,367.5	4,305.5	86.4%	82.4%	3,771.9	3,547.9
Shawville (2)	597	10.3	4,108.1	4,137.1	84.4%	83.5%	3,466.5	3,454.2
Titus	243	10.8	1,381.6	1,525.0	87.3%	89.6%	1,206.1	1,367.1

PJM Coal Total	3,364		21,288.3	23,886.2	86.6%	82.4%	18,437.8	19,677.1

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Avon Lake	721	9.3	3,296.2	4,701.0	86.3%	62.1%	2,844.3	2,919.3
New Castle	328	10.6	1,394.3	1,856.4	90.5%	77.4%	1,262.1	1,437.2
Niles	216	10.5	1,157.9	1,440.9	76.1%	80.6%	881.7	1,161.5

MISO Coal Total	1,265		5,848.4	7,998.3	85.3%	69.0%	4,988.1	5,518.0

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Company leases a 100% interest in the Shawville facility, a 16.67% interest in the Keystone facility and a 16.45% interest in the Conemaugh facility under facility interest lease agreements, which expire in 2026, 2034 and 2034, respectively.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
PJM/MISO Gas
(Unaudited)

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Aurora (2)	878	10.5	1.3	5.1	100.0%	68.6%	1.3	3.5
Blossburg	19	14.6	0.2	7.2	100.0%	98.6%	0.2	7.1
Brunot Island	289	10.4	—	—	0.0%	0.0%	—	—
Gilbert	536	11.0	1.3	23.1	100.0%	28.6%	1.3	6.6
Glen Gardner	160	14.6	0.6	0.2	100.0%	0.0%	0.6	—
Hamilton	20	14.8	—	0.2	0.0%	100.0%	—	0.2
Hunterstown	60	14.8	0.1	0.1	100.0%	100.0%	0.1	0.1
Hunterstown CCGT	810	7.0	177.8	334.8	89.2%	97.3%	158.6	325.8
Mountain	40	14.3	0.4	4.2	100.0%	92.9%	0.4	3.9
Orrtanna	20	14.4	—	0.2	0.0%	100.0%	—	0.2
Portland	169	11.2	0.8	3.1	87.5%	100.0%	0.7	3.1
Sayreville	224	13.8	0.8	7.9	100.0%	84.8%	0.8	6.7
Shawnee	20	14.0	—	—	0.0%	0.0%	—	—
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	40	14.2	0.1	0.1	100.0%	100.0%	0.1	0.1
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	0.1	6.0	0.0%	85.0%	—	5.1
Shelby	356	9.8	—	2.9	0.0%	100.0%	—	2.9

PJM/MISO Gas Total	3,958		183.5	395.1	89.4%	92.5%	164.1	365.3

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Aurora (2)	878	10.5	35.7	56.2	100.0%	83.6%	35.7	47.0
Blossburg	19	14.6	8.1	13.0	92.6%	100.0%	7.5	13.0
Brunot Island	289	10.4	2.2	8.8	100.0%	93.2%	2.2	8.2
Gilbert	536	11.0	38.1	73.3	100.0%	58.7%	38.1	43.0
Glen Gardner	160	14.6	3.6	6.1	88.9%	83.6%	3.2	5.1
Hamilton	20	14.8	0.4	2.2	100.0%	100.0%	0.4	2.2
Hunterstown	60	14.8	2.6	7.7	100.0%	97.4%	2.6	7.5
Hunterstown CCGT	810	7.0	1,194.1	1,273.4	90.6%	93.1%	1,081.6	1,185.4
Mountain	40	14.3	5.7	17.0	100.0%	98.8%	5.7	16.8
Orrtanna	20	14.4	0.5	4.1	100.0%	100.0%	0.5	4.1
Portland	169	11.2	11.1	14.2	99.1%	95.8%	11.0	13.6
Sayreville	224	13.8	45.0	19.3	72.2%	68.4%	32.5	13.2
Shawnee	20	14.0	0.1	0.3	100.0%	100.0%	0.1	0.3
Shawville 5-7 (3)	6	10.2	—	—	0.0%	0.0%	—	—
Titus	31	17.4	—	—	0.0%	0.0%	—	—
Tolna	40	14.2	1.8	6.4	100.0%	100.0%	1.8	6.4
Warren	68	12.8	—	—	0.0%	0.0%	—	—
Werner	212	13.8	9.6	20.6	84.4%	84.5%	8.1	17.4
Shelby	356	9.8	3.8	61.6	100.0%	98.7%	3.8	60.8

PJM/MISO Gas Total	3,958		1,362.4	1,584.2	90.6%	91.2%	1,234.8	1,444.0

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	Excludes generation during periods the unit operated under power purchase agreements.

(3)	The Company leases a 100% interest in the Shawville facility under a facility interest lease agreement, which expires in 2026.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
West and Other
(Unaudited)

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Bighorn (2)	598	7.2	—	—	0.0%	0.0%	—	—
Coolwater	622	10.1	228.9	174.0	96.0%	96.7%	219.8	168.2
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	200.9	129.6	98.8%	66.7%	198.5	86.4
Ormond Beach	1,516	9.6	171.2	197.4	82.3%	100.0%	140.9	197.4

West Total	3,990		601.0	501.0	93.0%	90.2%	559.2	452.0

	Capacity	Heat Rate	Q4 economic generation (GWh)		Q4 commercial capacity factor		Q4 generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Channelview (4)	830	6.1	—	—	0.0%	0.0%	—	—
Choctaw	800	7.0	4.1	10.5	100.0%	91.4%	4.1	9.6
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	—	20.0	0.0%	100.0%	—	20.0

Other Total	2,687		4.1	30.5	100.0%	97.0%	4.1	29.6

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Bighorn (2)	598	7.2	582.8	1,437.0	94.8%	99.9%	552.7	1,435.8
Coolwater	622	10.1	592.2	698.1	92.9%	96.5%	550.1	673.7
Ellwood (3)	54	13.3	—	—	0.0%	0.0%	—	—
Etiwanda (3)	640	10.0	—	—	0.0%	0.0%	—	—
Mandalay (3)	560	10.9	581.9	510.2	97.0%	85.6%	564.3	436.7
Ormond Beach	1,516	9.6	797.0	1,066.5	91.1%	93.5%	726.1	997.7

West Total	3,990		2,553.9	3,711.8	93.7%	95.5%	2,393.2	3,543.9

	Capacity	Heat Rate	Q4 YTD economic generation (GWh)		Q4 YTD commercial capacity factor		Q4 YTD generation (GWh)
Unit Name (1)	(MW)	(MMBtu/MWh)	2008	2007	2008	2007	2008	2007

Channelview (4)	830	6.1	—	3,520.1	0.0%	93.2%	—	3,282.3
Choctaw	800	7.0	71.0	261.1	81.8%	72.9%	58.1	190.3
Indian River (3)	587	10.5	—	—	0.0%	0.0%	—	—
Osceola (3)	470	11.0	3.5	21.0	100.0%	100.0%	3.5	21.0

Other Total	2,687		74.5	3,802.2	82.7%	91.9%	61.6	3,493.6

(1)	Unless otherwise indicated, the Company owns a 100% interest in each facility listed.

(2)	The Bighorn facility was sold October 20, 2008.

(3)	Excludes generation during periods the unit operated under power purchase agreements.

(4)	Channelview was deconsolidated on August 20, 2007 and the Channelview facility was sold July 1, 2008.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
Retail Energy Data
(Unaudited)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2008	2007	Change	2008	2007	Change
	(in millions)			(in millions)

Mass gross margin	$180	$138	$42	$365	$719	$(354)
C&I gross margin	43	77	(34)	106	244	(138)
Market usage adjustments and contract terminations	(51)	(11)	(40)	(20)	(11)	(9)

Retail gross margin	172	204	(32)	451	952	(501)

Operation and maintenance	(57)	(59)	2	(247)	(245)	(2)
Selling and marketing	(38)	(30)	(8)	(157)	(124)	(33)
Bad debt expense	(10)	(11)	1	(54)	(79)	25

Retail contribution margin	67	104	(37)	(7)	504	(511)
Unrealized gains (losses) on energy derivatives	(102)	190	(292)	(726)	438	(1,164)
Sale of Northeast C&I derivative liability	(56)	—	(56)	(56)	—	(56)

Total retail energy contribution margin, including unrealized gains/losses on energy derivatives (1)	$(91)	$294	$(385)	$(789)	$942	$(1,731)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(gigawatt hours)		(gigawatt hours)
Electricity Sales to End-Use Retail Customers:
Mass:
Residential:
Houston	2,822	2,679	12,700	13,516
Non-Houston	1,710	1,761	8,081	8,361
Small Business:
Houston	687	638	2,818	3,035
Non-Houston	313	317	1,416	1,433

Total Mass	5,532	5,395	25,015	26,345
C&I:
ERCOT (2)	8,794	9,438	36,901	36,926
Non-ERCOT	1,643	1,207	6,300	4,680

Total C&I	10,437	10,645	43,201	41,606
Market usage adjustments	(485)	(179)	(47)	(67)

Total	15,484	15,861	68,169	67,884

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2008	2007	2008	2007
	(in thousands, metered locations)		(in thousands, metered locations)
Weighted Average Retail Customer Count:
Mass:
Residential:
Houston	982	1,027	992	1,056
Non-Houston	548	560	547	563
Small Business:
Houston	108	110	108	116
Non-Houston	42	37	40	36

Total Mass	1,680	1,734	1,687	1,771
C&I (2)	89	92	91	89

Total	1,769	1,826	1,778	1,860

	December 31,
	2008	2007
	(in thousands, metered locations)
Retail Customers:
Mass:
Residential:
Houston	975	1,016
Non-Houston	543	555
Small Business:
Houston	107	109
Non-Houston	43	38

Total Mass	1,668	1,718
C&I (2)	86	93

Total	1,754	1,811

(1)	Retail energy segment profit and loss measure.

(2)	Includes customers of the Texas General Land Office for whom we provide services.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
Capital Expenditures Forecast
(Unaudited)

	2009E	2010E
	(in millions)

Maintenance capital expenditures:
Wholesale energy	$36	$54
Other operations	14	14

	50	68
Environmental (1)	123	27
Capitalized interest	30	—

Total capital expenditures	$203	$95

(1)	Estimate represents the low end of the range.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.

Reliant Energy, Inc. and Subsidiaries
Gross Debt
(Unaudited)

December 31, 2008
(in millions)
Debt:
Senior secured revolver	$—
Senior secured notes	667
Senior unsecured notes	1,300
Orion Power 12% notes (1)	417
PEDFA fixed-rate bonds for Seward plant	500
Warrants	—
Other (2)	—

Total GAAP debt	2,884

REMA operating leases (off-balance sheet)	443

Gross Debt (3)	$3,327

(1)	Orion 12% notes include purchase accounting adjustments of $17 million.

(2)	Other subsidiary debt.

(3)	Gross debt includes off-balance sheet REMA leases of $443 million.
Reference is made to Reliant Energy, Inc.’s Annual Report
on Form 10-K for the year ended December 31, 2008.
FOR ADDITIONAL INQUIRIES PLEASE CONTACT:
Dennis Barber
(713) 497-3042